EXHIBIT 99.1
YASHENG GROUP
AUDIT COMMITTEE CHARTER

I. Preamble:

The Board of Directors of Yasheng Group (the "Company") has formed an audit committee to promote the financial transparency of the Company and to ensure the integrity of the Company's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee.

II. Audit Committee Membership and Function:

A. Audit Committee Membership.

1. The audit committee shall consist of directors, all of whom in the judgment of the Board of Directors shall meet the independence requirements and all applicable requirements then in effect for audit committee members under the rules of the NYSE Amex, or of any stock exchange or national securities exchange on which the Company's securities are listed or quoted, and any other applicable regulatory requirements. For so long as the Company remains a Smaller Reporting Company filer (such that it files reports under the Securities and Exchange Commission Regulation S-K, Item 10(f)(1)), the audit committee will have at least two members; otherwise, the corporation will have an audit committee composed of three or more members.  No member of the Committee may serve on the Committee of more than three public companies, including the Company, unless the Board (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

2. Each audit committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the audit committee shall be an “audit committee financial expert" (as defined by the Securities and Exchange Commission in Item 407(d)(5)(ii) and (iii) of Regulation S-K).

3. Each audit committee member will be selected by the board of directors and will serve at the pleasure of the board of directors.

4. The audit committee members shall elect a chairman from among its members.

B. Meeting and Procedures of the Committee

1.  The Committee shall meet as often as its members deem necessary to fulfill the Committee’s responsibilities, but not less frequently than quarterly. A majority of the Committee members shall constitute a quorum for the transaction of the Committee’s business. The Committee shall act upon the vote of a majority of its members at a duly called meeting at which a quorum is present. Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee. The Committee shall have the authority to establish other rules and procedures for notice and conduct of its meetings consistent with the Company’s bylaws and this Charter. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

2.  The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such poser and authority within the scope of the Committee’s authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

3.  All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. However, when necessary, the Committee may meet in executive session without such other persons present, and in all cases such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

4.  Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

C.  Audit Committee Function.

1. The audit committee has the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the registered public accounting firm (or to nominate the registered public accounting firm to be proposed for stockholder approval in any proxy statement), and shall pre-approve all audit engagement fees and terms and all permitted non-audit service engagements with the registered public accounting firm. All employees of the corporation are directed to cooperate as requested by committee members. The audit committee shall be responsible for overseeing the accounting and financial reporting processes of the corporation and the audits of the financial statements of the corporation. Oversight responsibilities over the independent auditor are described further in Section III, below.

2. The audit committee shall establish procedures for the receipt, retention, and treatment of complaints received by the corporation regarding accounting, internal accounting controls or auditing matters.

3. The audit committee shall establish procedures for the confidential, anonymous submission by the employees of the corporation of concerns regarding questionable accounting or auditing matters or any other company practices.

4. The audit committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate.

5. The audit committee shall meet on at least a quarterly basis, inclusive of telephonic meetings, or more frequently as circumstances may require. Special meetings may be called by the chairman of the committee or at the request of the independent auditor.

6.  The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the independent auditor for the purpose or rendering or issuing an audit report and (ii) any advisors employed by the Committee.

7. The audit committee will do whatever else the law, the Company's charter or bylaws or the board of directors requires.

III. Independent Auditor Oversight:

A. Auditor Qualifications.

1. The audit committee is responsible for ensuring its receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.

2. The audit committee is also responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take or recommend that the full board of directors take appropriate action to ensure the independence of the auditor.

B. Auditor Engagement Letter. The auditor's engagement letter should define the nature and scope of the audit engagement and provide a written contract for the professional services of the registered public accounting firm.

C. Annual Audit Review. In connection with the annual audit, the audit committee shall:

1. Ascertain any disagreements between audit personnel and Company management.

2. Review corporate accounting policies and practices.

3. Affirm that accounting policies are consistent with industry practices and are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

4. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

5.  Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

(a) any significant changes in the Company’s selection or application of accounting principles;

(b) the Company’s critical accounting policies and practices;

(c) all alternative treatments of financial information within US generally accepted accounting principles (“GAAP”) that have been discussed with management and the ramifications of the use of such alternative accounting principles;

(d) any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

(e) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

D. Quarterly Review. Prior to the time that the Company files its Quarterly Report on Form 10-Q, the independent auditor will conduct a SAS No. 116 Interim Financial Review (or other such auditing standard that may in time modify, supplement or replace SAS No. 116). The committee shall review and approve the process for preparing the financial statements to be submitted on Form 10-Q.

E. Annual Report.

1. Review corporate annual report to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information.

2. Affirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from generally accepted accounting principles, exceptions to the consistent application of accounting principles, etc.).

3. Review disclosure and ensure that practices are fully and fairly disclosed.

4. Affirm appropriate use of statutory "safe harbor" disclosure if report contains forward looking information.

5. Prepare for the inclusion in the annual meeting proxy statements a letter to stockholders stating whether with respect to the prior fiscal year:

(a) management has reviewed the audited financial statements with the audit committee;

(b) the independent auditors have discussed with the audit committee the matters required to be discussed by SAS No. 114, The Auditor's Communication with Those Charged with Governance, (or such other auditing standard that may in time modify, supplement or replace SAS No. 61 or SAS No. 114);

(c) the members have discussed among themselves, without management or the independent auditors present, the information disclosed to the audit committee described in (a) and (b) above;

(d) the audit committee recommended to the board of directors that the annual financial statements be included in the Company's Form 10-K; and

(e) the audit committee has received written disclosures from the auditors required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.

IV. Audit Committee Report:

A. Annual Report. The audit committee shall report at least annually to the board of directors. The report should:

1. set forth the audit committee's function and responsibilities;

2. set forth a summary of the committee's recommendations, particularly with respect to the selection of the independent registered public accounting firm and the review of the auditor's report;

3. attach critical audit reports and management letters.

B. Committee Charter. The audit committee shall:

1. At least annually, affirm in the proxy statement the existence of an audit committee charter and compliance with the charter;

2. At least annually, review and reassess the adequacy of the Audit Committee Charter;

3. At least triennially attach the audit committee charter to the Company's annual proxy statement or disclose a current copy of this charter on the Company's website.

V.  Oversight of the Company's Relationship with the Independent Auditor

At least annually, obtain and review a report from the independent auditor, consistent Independence Standards Board Standard 1, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions with respect to the independent auditor to the Board.

VI. Compliance Oversight Responsibilities

A. Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

B. Review and approve all related-party transactions, including analyzing the shareholder base of each target business so as to ensure that the Company does not consummate a business combination with an entity that is affiliated with the Company’s management.

C. Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

D. Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

E. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

F. Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

G. Review proxy disclosure to ensure that it is in compliance with SEC rules and regulations.

VII. Committee Resources

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. The Committee shall have the authority to retain special legal, accounting or other advisers to advise the Committee, including without limitation the sole authority to determine the fees payable and other terms of retention of the independent auditor for the purpose of rendering or issuing the annual audit reports and any independent legal, accounting or other advisers retained to advise the Committee. The Company shall provide for appropriate funding for (i) compensation to the Company’s independent auditors for the purpose of preparing or issuing audit reports or performing other work, (ii) compensation to any independent legal, accounting or other advisers employed by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

VIII. UNDERSTANDING AS TO THE COMMITTEE’S ROLE

Management of the Company is responsible for the day-to-day operation of the Company’s business. In addition, the independent auditors and management have the fundamental responsibility for the

 Company’s financial statements and disclosures. As a result, the Company’s officers and employees and other persons who may be engaged by the Committee may have more time, knowledge and detailed information about the Company than do the Committee members. The Committee will review information, opinions, reports or statements presented to the Committee by the Company’s officers or employees or other persons as to matters the Committee members reasonably believe are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. While the Committee has the responsibilities and powers set forth in this charter, each member of the committee, in the performance of his or her duties, will be entitled to rely in good faith upon reports presented to the Committee by these experts. The Committee is not responsible for certifying the Company’s financial statements or the auditor’s report. Accordingly, the Committee’s role does not provide any special assurances with regard to matters that are outside the Committee’s area of expertise or that are the traditional responsibility of management and the auditors.